UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2023

Pyxus International, Inc.
(Exact name of Registrant, as specified in its charter)

Virginia	000-25734	85-2386250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6001 Hospitality Court, Suite 100
Morrisville, North Carolina 27560-2009
(Address of principal executive offices, including zip code)
(919) 379-4300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 12, 2023, the Board of Directors of Pyxus International, Inc. (the "Company") appointed Scott A. Burmeister as Executive Vice President and Chief Operating Officer of the Company and Dustin L. Styons as Executive Vice President, Business Strategy & Sales of the Company. In such capacities, Mr. Burmeister and Mr. Styons each report directly to the Company’s President and Chief Executive Officer and Mr. Burmeister serves as the Company’s principal operating officer.

Mr. Burmeister, age 46, has 27 years of multinational management and operating experience with the Company’s leaf tobacco subsidiary, Alliance One International, LLC ("AOI"), and its subsidiaries and predecessors. He has served as Regional Director, Europe, Middle East & Africa since September 2020 and before that served as Managing Director, Turkey and Regional Director, Europe from October 2015. He served as Managing Director of AOI’s Bulgarian subsidiary from January 2010, having previously served as that subsidiary’s Sales Director from 2008. Before that, Mr. Burmeister served in positions of increasing responsibility with subsidiaries of AOI’s predecessor in Zimbabwe and Kyrgyzstan, beginning his career in 1996 with a subsidiary in Zimbabwe as a leaf buyer.

Mr. Styons, age 41, has had an 18-year multifaceted career with the Company and its predecessors. Prior to his appointment as Executive Vice President, Business Strategy & Sales, he served as Vice President, Corporate Finance and Business Development of the Company since May 2021 and as Senior Vice President and Chief Financial Officer of AOI since September 2020, after having served as Regional Financial Director, North & Central America of the Company’s predecessor since February 2017. Before that, Mr. Styons served in positions of increasing responsibility in finance with the Company’s predecessor, including FP&A, Risk Management, Treasury and Corporate Audit.

In connection with Mr. Burmeister’s appointment as Executive Vice President and Chief Operating Officer, his compensation was adjusted to provide for salary at an annual rate of €389,000 and his annual incentive plan target opportunity will be increased to 75% of base salary commencing with the fiscal year beginning April 1, 2024. In connection with Mr. Styons’s appointment as Executive Vice President Business Strategy & Sales, his compensation was adjusted to provide for salary at an annual rate of $378,000 and his annual incentive plan target opportunity will be increased to 75% of base salary commencing with the fiscal year beginning April 1, 2024.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 12, 2023

PYXUS INTERNATIONAL, INC.

By:	/s/ William L. O’Quinn, Jr.

William L. O’Quinn, Jr.
Senior Vice President – Chief Legal
Officer and Secretary